UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                January 17, 2006

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                             ORIGIN AGRITECH LIMITED
               (Exact name of registrant as specified in charter)

                             British Virgin Islands
         (State or other Jurisdiction of Incorporation or Organization)


 (Commission File Number)                           (IRS Employer Identification
        000-51576                                               No.)
                             625 Broadway, Suite 1111           N/A
                               San Diego, CA 92101
                   (Address of Principal Executive Offices and
                                    zip code)

                                 (619) 795-4627
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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     Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


Section 1.  Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement

     On January 17, 2006, the Company entered into a material definitive agreement to acquire a controlling interest in Denong Zhengcheng Seed Company, Ltd. ("Denong"), a developer, producer and marketer of hybrid rice, cotton and rape seed, principally in southwest China. Under the terms of the agreement, the Company will pay $5 million in cash to acquire a 52.21% interest in Denong. The closing of the transaction is contingent only upon the receipt of required governmental approvals. There is no relationship between the Company or any of its affiliates and Denong, except for that created by the agreement described in this filing.

Item 9.01 Financial Information and Exhibits

(c)  Exhibits

99.1 Press Release titled "Origin Agritech Acquires a Controlling Interest in Denong Zhengcheng Company, Ltd." dated January 19, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Origin Agritech Limited
                                                   (Registrant)

Date: January 19, 2006                             By: /S/ Gengchen Han
                                                       Gengchen Han, CEO





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